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                                                                    EXHIBIT 10.2


                                LOCK-UP AGREEMENT



                               February [__], 2005


Markland Technologies, Inc.
54 Danbury Road #207
Ridgefield, Connecticut 06877

Technest Holdings, Inc.
90 Grove Street
Ridgefield, Connecticut 06877

Re: Lock-up Agreement

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Merger Agreement (the "MERGER AGREEMENT") by and among Markland Technologies, Inc. a Florida corporation ("MARKLAND"), Technest Holdings, Inc., a Nevada corporation (the "TECHNEST"), Genex Technologies, Inc., a Maryland corporation ("GENEX"), [Merger Sub] a Delaware corporation ("MERGER SUB") and each of the Selling Stockholders named therein, pursuant to which the undersigned shall receive shares of Markland common stock, $.0001 par value per share ("MARKLAND COMMON STOCK") and may receive shares of Technest common stock, $.001 par value per share ("TECHNEST COMMON STOCK").

In connection with the proposed Merger Agreement, (a) Markland has agreed to enter into a Registration Rights Agreement with the undersigned (the "MARKLAND REGISTRATION RIGHTS AGREEMENT") pursuant to which, among other things, Markland will agree to prepare and file with the Securities and Exchange Commission (the "SEC") a "Shelf" Registration Statement covering the resale of the shares of Markland Common Stock received pursuant to the Merger Agreement by the undersigned (the "MARKLAND SHARES") in an offering to be made on a continuous basis; and (b) Technest has agreed to enter into a Registration Rights Agreement with the undersigned (the "TECHNEST REGISTRATION RIGHTS AGREEMENT") pursuant to which, among other things, Technest will agree to prepare and file with the Securities and Exchange Commission (the "SEC") a "Shelf" Registration Statement covering the resale of the shares of Technest Common Stock received pursuant to the Merger Agreement by the undersigned (the "TECHNEST SHARES") in an offering to be made on a continuous basis.

In order to induce you and the other parties to enter into the Merger Agreement, to induce Markland to enter into the Markland Registration Rights Agreement, and to induce Technest to enter into the Technest Registration Rights Agreement, the undersigned agrees (a) not to directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or enter into any swap, hedge or other arraignment to transfer any economic consequences of ownership or otherwise dispose of any of the Markland Shares or publicly announce the undersigned's intention to do any the foregoing, for the period commencing on the date hereof through July 31, 2005, without the prior written consent of Markland (which consent may be withheld at the sole discretion of Markland) PROVIDED THAT, the undersigned may sell or otherwise transfer any such shares or securities without restrictions (i) to Markland,
(ii) to Technest or (iii) to immediate family members of the undersigned either during the undersigned's lifetime or on the undersigned's death, as a bona fide gift, by will or by intestate succession to the undersigned's immediate family or to a trust the beneficiaries of which are exclusively the undersigned's and/or a member or members of the undersigned's immediate family (and for purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, stepchildren, father, mother, brother or sister of the transferor),

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as a bona fide gift, provided such persons agree in writing with Markland not to sell, offer, dispose of or otherwise transfer any such shares or securities during such specified period without the prior written consent of Markland
(which consent may be withheld at the sole discretion of Markland); (b) that commencing on August 1, 2005, the undersigned agrees not to sell more than ten percent (10%) of the aggregate Markland Shares issued to the undersigned pursuant to the Merger Agreement in any given thirty (30) day period, and (c) not to sell more than twenty-five percent (25%) of the aggregate Technest Shares (as defined below) issued to the undersigned in any given thirty (30) day period.

Any securities acquired by the undersigned in the open market will not be subject to this Agreement. The provisions of this agreement are in addition to any restrictions that may be imposed by the Merger Agreement, the Registration Rights Agreement, or other transaction documents entered into in connection with the Merger Agreement.

In furtherance of the foregoing, the Company, Markland or their transfer agents are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement. This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.


                                             Very truly yours,



                                             ___________________________
                                             Jason Geng


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